GCO Education Loan Funding Trust - I

Statements to Noteholders

For the period ending November 30, 2007

Pursuant to Article 12.04 of the Indenture of Trust, the following is provided to the trustee by the issuer.  The information shown in this Statement has not been independently verified, however, it is believed that the information is accurate to the best of the issuer’s knowledge.  In some circumstances, certain expenses have been accrued.

12.04 (a)     the amount of payments with respect to each series of Notes paid with respect to principal during the preceding month;

Principal
Class	Reduction
A-1AR Notes	$—
A-3AR Notes	—
A-1L Notes	5,375,000
A-4AR Notes	—
A-5AR Notes	—
B-2AR Notes	—
A-2L Notes	7,750,000
A-3L Notes	—
A-6AR Notes	—
B-3AR Notes	—
A-4L Notes	10,395,000
A-5L Notes	—
A-6L Notes	—
B-4AR Notes	—
A-7L Notes	6,856,000
A-8L Notes	—
A-9L Notes	—
A-10L Notes	—
A-11L Notes	—
$30,376,000

12.04 (b)     the amount of payments with respect to each series of Notes paid with respect to interest during the preceding month;

Class	Interest Paid
A-1AR Notes	$—
A-3AR Notes	—
A-1L Notes	543,789
A-4AR Notes	111,500
A-5AR Notes	234,383
B-2AR Notes	38,702
A-2L Notes	1,267,258
A-3L Notes	3,317,645
A-6AR Notes	509,167
B-3AR Notes	124,861
A-4L Notes	1,828,838
A-5L Notes	2,431,406
A-6L Notes	3,502,172
B-4AR Notes	153,067
A-7L Notes	1,259,213
A-8L Notes	5,298,779
A-9L Notes	2,047,740
A-10L Notes	3,368,591
A-11L Notes	4,401,232
$30,438,343

GCO Education Loan Funding Trust - I

Statements to Noteholders

For the period ending November 30, 2007

12.04 (c)     the amount of the payments allocable to any interest that was carried over together with the amount of any remaining outstanding interest that was carried over;

Interest Carryover	$—

12.04 (d)     the principal balance of Financed Student Loans as of the close of business on the last day of the preceding month;

Principal Balance of Financed Student Loans	$2,253,412,373

12.04 (e)     the aggregate outstanding principal amount of the Notes of each series as of the close of business on the last day of the preceding month, after giving effect to payments allocated to principal reported under paragraph (a) above;

Class	Balance
A-1AR Notes	$—
A-2AR Notes	—
A-3AR Notes	—
B-1AR Notes	—
A-1L Notes	33,006,000
A-4AR Notes	28,600,000
A-5AR Notes	60,000,000
B-2AR Notes	8,000,000
A-2L Notes	82,825,000
A-3L Notes	235,000,000
A-6AR Notes	100,000,000
B-3AR Notes	25,000,000
A-4L Notes	120,318,000
A-5L Notes	171,000,000
A-6L Notes	245,000,000
B-4AR Notes	32,000,000
A-7L Notes	83,144,000
A-8L Notes	372,000,000
A-9L Notes	143,000,000
A-10L Notes	234,000,000
A-11L Notes	303,600,000
$2,276,493,000

GCO Education Loan Funding Trust - I

Statements to Noteholders

For the period ending November 30, 2007

12.04 (f)       the interest rate for any series of variable rate Notes, indicating how such interest rate is calculated;

Class	Rate
A-1AR Notes	0.000%
A-2AR Notes	0.000%
A-3AR Notes	0.000%
B-1AR Notes	0.000%
A-1L Notes	5.130%
A-4AR Notes	5.300%
A-5AR Notes	5.500%
B-2AR Notes	6.100%
A-2L Notes	5.060%
A-3L Notes	5.110%
A-6AR Notes	5.550%
B-3AR Notes	6.350%
A-4L Notes	5.060%
A-5L Notes	5.150%
A-6L Notes	5.180%
B-4AR Notes	6.350%
A-7L Notes	5.060%
A-8L Notes	5.160%
A-9L Notes	5.190%
A-10L Notes	5.220%
A-11L Notes	5.260%

12.04 (g)     the amount of the servicing fees allocated to the Servicer as of the close of business on the last day of the preceding month;

Servicing fees	Fees paid
Master servicing fees	2,500
Sub-servicing fees	198,935

12.04 (h)     the amount of the Administration Fee, any auction agent fees, market agent fees, calculation agent fees, broker-dealer fees, if any, fees paid to the Delaware Trustee, the Indenture Trustee and the Eligible Lender Trustee, all allocated as of the close of business on the last day of the preceding month;

Program Expenses	Fees Paid
Administration fee	2,500
Auction agent fees	—
Market agent fees (not applicable)	—
Calculation agent fees (not applicable)	—
Broker-dealer fees	34,892
Fees paid to Delaware Trustee	—
Fees paid to Indenture Trustee/Eligible Lender Trustee	—

12.04 (i)      the amount of the Recoveries of Principal and interest received during the preceding month relating to Financed Student Loans;

Recoveries	$10,384,429	4,639,920	15,024,349

Of the total amount recovered above, $ 1,478,885.56 was in-transit as of 11-30-07, and was received in early December.

12.04 (j)      the amount of the payment attributable to amounts in the Reserve Fund, the amount of any other withdrawals from the Reserve Fund and the balance of the Reserve Fund as of the close of business on the last day of the preceding month;

	Balance	Withdrawals
Reserve Fund	$17,473,463	—

GCO Education Loan Funding Trust - I

Statements to Noteholders

For the period ending November 30, 2007

Acquisition Fund:

12.04 (k)     the portion, if any, of the payments attributable to amounts on deposit in the Acquisition Fund;

$—
Total	$—

12.04 (l)      the aggregate amount, if any, paid by the Indenture Trustee to acquire Student Loans from amounts on deposit in the Acquisition Fund during the preceding month;

$—

12.04 (m)    the amount remaining in the Acquisition Fund that has not been used to acquire Student Loans and is being transferred to the Revenue Fund;

$—

12.04 (n)     the aggregate amount, if any, paid for Financed Student Loans purchased from the Trust during the preceding month;

Loans Sold From the Trust	$—

12.04 (o)     the number and principal amount of Financed Student Loans, as of the close of business on the last day of the preceding month, that are (i) 0 to 30 days delinquent, (ii) 31 to 60 days delinquent, (iii) 61 to 90 days delinquent, (iv) 91 to 120 days delinquent, (v) greater than 120 days delinquent and (vi) for which claims have been filed with the appropriate Guarantee Agency and which are awaiting payment;

Delinquencies	Number	Principal
0 - 30 days*	1,164	$28,950,626
31 - 60 days	1,632	50,562,666
61 - 90 days	770	24,939,376
91 - 120 days	480	16,383,937
Over 120 days	1,319	43,170,534
Claims filed	246	6,906,291
	5,611	$170,913,430

* Two (2) subservicers do not provide information on delinquent loans that may fall in the 0 - 30 day catergory.

GCO Education Loan Funding Trust - I

Statements to Noteholders

For the period ending November 30, 2007

12.04 (p)     the Value of the Trust Estate and the Outstanding principal amount of the Notes as of the close of business on the last day of the preceding month; and

Value of the Trust Estate	Balance	Accrued Interest	Total
Revenue Fund (Including Capitalized Interest Account)	$11,328,353	$239,617	$11,567,970
Reserve Fund	17,473,463	73,253	17,546,715
Acquisition Fund	—	0	0
Redemption Fund	—	16,126	16,126
Student Loan Receivable	2,253,412,373	37,868,049	2,291,280,422
Total	$2,282,214,189	$38,197,045	$2,320,411,234

Class	Balance	Accrued Interest	Total
A-1AR Notes	$—	$—	$—
A-2AR Notes	—	—	—
A-3AR Notes	—	—	—
B-1AR Notes	—	—	—
A-1L Notes	33,006,000	18,813	33,024,813
A-4AR Notes	28,600,000	16,842	28,616,842
A-5AR Notes	60,000,000	36,667	60,036,667
B-2AR Notes	8,000,000	14,911	8,014,911
A-2L Notes	82,825,000	46,566	82,871,566
A-3L Notes	235,000,000	133,428	235,133,428
A-6AR Notes	100,000,000	30,833	100,030,833
B-3AR Notes	25,000,000	39,688	25,039,688
A-4L Notes	120,318,000	67,645	120,385,645
A-5L Notes	171,000,000	97,850	171,097,850
A-6L Notes	245,000,000	141,011	245,141,011
B-4AR Notes	32,000,000	16,933	32,016,933
A-7L Notes	83,144,000	46,745	83,190,745
A-8L Notes	372,000,000	213,280	372,213,280
A-9L Notes	143,000,000	82,463	143,082,463
A-10L Notes	234,000,000	135,720	234,135,720
A-11L Notes	303,600,000	177,437	303,777,437
	$2,276,493,000	$1,316,834	$2,277,809,834

Value of the Trust Estate*:
Student Loans - unpaid principal	$2,253,412,373
Student Loans - accrued interest/special allowance	37,868,049
Funds held on deposit	28,801,815.71
Funds held on deposit - accrued interest	328,996
Total	$2,320,411,234

Value of Notes Outstanding (unpaid principal balance plus accrued interest)	$2,277,809,834
Value of Senior Notes Outstanding (unpaid principal balance plus accrued interest)	$2,212,738,302

Parity - Notes Outstanding**	101.93%
Parity - Senior Notes Outstanding***	104.93%

* Value of the Trust Estate includes (a) with respect to any student loan, the unpaid principal amount thereof, plus any accrued but unpaid interest, interest benefit payments and special allowance payments; (b) with respect to any funds on deposit in any commercial bank or as to any banker’s acceptance, repurchase agreement or investment contract, the amount thereof plus accrued but unpaid interest; and (c) with respect to any eligible investments, the par value thereof plus accrued but unpaid interest.

** Value of the Trust Estate/Value of Notes Outstanding

*** Value of the Trust Estate/Value of Senior Notes Outstanding

12.04 (q)           the number and percentage by dollar amount of (i) rejected federal reimbursement claims for Financed Student Loans, (ii) Financed Student Loans in forbearance, and (iii) Financed Student Loans in deferment.

	Number	Principal	%
Rejected federal reimbursement claims	—	$—	0.00%
Financed Student Loans in forbearance	4,370	223,714,705	9.93%
Financed Student Loans in deferment	8,469	341,249,752	15.14%